UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        JULY 1, 1996
                                                        ------------

                                 CHRONIMED INC.
             (Exact name of registrant as specified in its charter)


                                    MINNESOTA
                 (State or other jurisdiction of incorporation)



       0-19952                                          41-1515691
(Commission File Number)                   (IRS Employer Identification Number)


13911 RIDGEDALE DRIVE, MINNETONKA, MINNESOTA                          55305
(Address of principal executive office)                            (Zip Code)


Registrant's telephone number, including area code          (612) 541-0239
                                                            --------------



This filing is an amendment to Chronimed Inc.'s ("Chronimed"), previously filed Form 8-K dated July 1, 1996 regarding Chronimed's acquisition of substantially all of the assets of a group of nine companies doing business as "StatScript Pharmacies." These nine companies include StatScript Management Services, Inc., a Missouri corporation; Stat Script, Inc., a Missouri corporation; Oaklawn Pharmacy, Inc., a Texas corporation; Preston Center Pharmacy, Inc., a Texas corporation; Mesa Pharmacy, Inc., an Arizona corporation; Chicago Pharmacy, LLC, an Illinois limited liability company; North Avenue Pharmacy, LLC, an Illinois limited liability company; Houston Pharmacy, Inc., a Texas corporation; and Fort Lauderdale Pharmacy, Inc., a Florida corporation (collectively referred to as "StatScript"). All or substantially all of the issued and outstanding capital stock or limited liability company interests, as the case may be, of each of the StatScript companies is owned by Phillip D. Short.


ITEM 7.  FINANCIAL REPORTS AND EXHIBITS

Pro Forma Financial Information (giving effect to the acquisition of StatScript by Chronimed)

         1. Unaudited Pro Forma Consolidated Balance Sheet as of June 28, 1996 and Pro Forma Consolidated Statement of Income for the year ended June 28, 1996.

Financial Statements of Business Acquired

         1. Audited Combined Financial Statements of StatScript Management Services, Inc. as of December 31, 1995 and 1994 and for the years ended December 31, 1995 and 1994.

         2. Unaudited Condensed Statements of Income of StatScript Management Services, Inc. for the six months ended June 28, 1996 and June 30, 1995, and Unaudited Condensed Balance Sheet of StatScript Management Sevices, Inc. as of June 28, 1996.

EXHIBITS:

         23.1     Consent of KPMG Peat Marwick LLP




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

                                            CHRONIMED INC.



Dated September 16, 1996                    By:  /s/ Norman A. Cocke
                                                 ------------------------------
                                                 Norman A. Cocke
                                                 Its Chief Financial Officer



             Chronimed Inc. and StatScript Management Services, Inc.

              Unaudited Pro Forma Consolidated Financial Statements


The following unaudited pro forma consolidated financial statements give effect to the acquisition by Chronimed Inc. ("Chronimed"), through its wholly-owned subsidiary, Chronimed Holdings Inc., of substantially all of the assets of a group of nine companies doing business as StatScript Pharmacies ("StatScript") using the purchase method of accounting. The pro forma financial statements are based on estimates and assumptions set forth below and in the notes to such statements which include pro forma adjustments. These pro forma financial statements are based upon the historical financial statements of Chronimed adjusted to give effect to the acquisition of StatScript assuming the acquisition had been completed as of July 1, 1995 for the statement of income and as of June 28, 1996 for the balance sheet.

The pro forma adjustments are based upon preliminary estimates, available information and certain assumptions that management deemed appropriate. Final purchase accounting adjustments may differ from the pro forma adjustments presented herein. The unaudited pro forma consolidated financial information does not profess to represent Chronimed's results of operations had the above transaction, in fact, occurred on that date, or to project Chronimed's consolidated results of operations for any future dates or period. The pro forma consolidated financial information should be read in conjunction with Chronimed's historical financial statements and notes thereto.



                                 Chronimed Inc.

                      Pro Forma Consolidated Balance Sheet

                                  June 28, 1996
                                   (UNAUDITED)

                                                                                                         PRO FORMA
                                                                                             ----------------------------------
                                                     CHRONIMED           STATSCRIPT           ADJUSTMENTS          CONSOLIDATED
                                                    ------------       --------------        -------------         ------------
ASSETS
Current assets:
   Cash and cash equivalents                        $ 11,433,774       $    258,834          $(10,128,782)(1)      $  1,563,826
   Available for sale securities                      12,802,788               --                    --              12,802,788
   Accounts receivable, net                           19,891,458          1,744,440               (54,076)(1)        21,581,822
   Inventory                                           5,475,987            452,126                  --               5,928,113
   Other current assets                                1,052,772               --                    --               1,052,772
                                                    ------------       ------------          ------------          ------------
Total current assets                                  50,656,779          2,455,400           (10,182,858)           42,929,321

Notes receivable                                       1,374,601               --                    --               1,374,601
Available for sale securities                          9,069,248               --                    --               9,069,248
Property and equipment, net                            5,445,351             91,873                  --               5,537,224
Other assets, net                                      1,362,258             28,636             8,889,022 (1)        10,279,916
                                                    ------------       ------------          ------------          ------------
Total assets                                        $ 67,908,237       $  2,575,909          $ (1,293,836)         $ 69,190,310
                                                    ============       ============          ============          ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                 $  5,054,234       $  1,282,073          $       --            $  6,336,307
   Accrued expenses                                    4,366,565               --                    --               4,366,565
   Income taxes payable                                  570,956               --                    --                 570,956
   Short-term debt                                       404,000               --                    --                 404,000
                                                    ------------       ------------          ------------          ------------
Total current liabilities                             10,395,755          1,282,073                  --              11,677,828

Long-term debt                                           350,000               --                    --                 350,000

Shareholders' equity:
   Common stock and additional paid-in capital
                                                      49,693,914              9,334                (9,334)(1)        49,693,914
   Treasury stock                                           --               (8,000)                8,000 (1)              --
   Retained earnings                                   7,475,642          1,292,502            (1,292,502)(1)         7,475,642

   Unrealized loss on available-for-sale
     securities                                           (7,074)              --                    --                  (7,074)
                                                    ------------       ------------          ------------          ------------
Total shareholders' equity                            57,162,482          1,293,836            (1,293,836)           57,162,482
                                                    ------------       ------------          ------------          ------------
Total liabilities and shareholders' equity          $ 67,908,237       $  2,575,909          $ (1,293,836)         $ 69,190,310
                                                    ============       ============          ============          ============

SEE ACCOMPANYING NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.



                                                  Chronimed Inc.

                                    Pro Forma Consolidated Statement of Income

                                             Year ended June 28, 1996
                                                    (UNAUDITED)


                                                                                                        PRO FORMA
                                                                                          ------------------------------------
                                                     CHRONIMED          STATSCRIPT           ADJUSTMENTS         CONSOLIDATED
                                                   -------------       -------------      -------------          -------------
Revenues                                           $  90,511,550       $  12,855,467      $        --            $ 103,367,017
Cost of sales                                         65,152,167           8,840,593               --               73,992,760
                                                   -------------       -------------      -------------          -------------
Gross profit                                          25,359,383           4,014,874               --               29,374,257

Operating expenses:
   Selling and marketing                               6,348,369                --                 --                6,348,369
   Research and development                              437,185                --                 --                  437,185
   General and administrative                         10,501,258           2,418,128            741,000(3)          13,660,386
   Provision for uncollectible accounts                1,099,063             434,357               --                1,533,420
                                                   -------------       -------------      -------------          -------------
Total operating expenses                              18,385,875           2,852,485            741,000             21,979,360
                                                   -------------       -------------      -------------          -------------

Operating income                                       6,973,508           1,162,389           (741,000)             7,394,897
Interest income                                        1,327,380                --             (440,000)(2)            887,380
                                                   -------------       -------------      -------------          -------------
Income before income taxes                             8,300,888           1,162,389         (1,181,000)             8,282,277
Income tax expense                                    (2,841,500)               --             (197,000)(3)         (3,038,500)
                                                   -------------       -------------      -------------          -------------
Net income                                         $   5,459,388       $   1,162,389      $  (1,378,000)         $   5,243,777
                                                   =============       =============      =============          =============

Income per share                                   $        0.42                                                 $        0.40
                                                   =============                                                 =============

Weighted average number of shares outstanding
                                                      13,137,460                                                    13,137,460
                                                   =============                                                 =============

SEE ACCOMPANYING NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.




                                 Chronimed Inc.

              Notes to Pro Forma Consolidated Financial Statements

                                  June 28, 1996
                                   (UNAUDITED)


The following adjustments are incorporated in the unaudited pro forma consolidated financial information:

(1) To reflect the consideration paid for StatScript, eliminate assets not acquired and shareholders' equity of the acquired company, and reflect the excess of the purchase price over the assets acquired.

(2) To reflect the lost interest income from investments used to fund the acquisition.

(3) To reflect the amortization of the excess of the purchase price over the assets acquired.

(4) To reflect the tax effect of pro forma adjustments (2) and (3) and StatScript's income not taxed during the year.



                              STATSCRIPT MANAGEMENT
                                 SERVICES, INC.


                          COMBINED FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


                   (WITH INDEPENDENT AUDITORS' REPORT THEREON)




                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Statscript Management Services, Inc.:


We have audited the accompanying combined balance sheets of Statscript Management Services, Inc. (the Company) as of December 31, 1995 and 1994 and the related combined statements of earnings, stockholders' equity and cash flows for the years then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Statscript Management Services, Inc. as of December 31, 1995 and 1994 and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.


                                                          KPMG Peat Marwick LLP


March 2, 1996



                      STATSCRIPT MANAGEMENT SERVICES, INC.

                             COMBINED BALANCE SHEETS

                           DECEMBER 31, 1995 AND 1994

                                       Assets                          1995            1994
                                       ------                          ----            ----
Current assets:
     Cash                                                         $    29,892           8,512
     Accounts receivable (net of $63,000 and $23,511 allowance
        for uncollectible accounts in 1995 and 1994) (note 2)       1,662,786         853,469
     Inventory                                                        506,795         249,917
     Advances to stockholders (note 4)                                 44,798          28,000
                                                                  -----------     -----------
                Total current assets                                2,244,271       1,139,898
                                                                  -----------     -----------

Property, plant and equipment, at cost:
     Furniture, fixtures, and equipment                               176,098         150,651
     Automobiles                                                      108,757         108,757
                                                                  -----------     -----------
                                                                      284,855         259,408
     Less accumulated depreciation                                    174,240         123,422
                                                                  -----------     -----------
                Net property, plant and equipment                     110,615         135,986
                                                                  -----------     -----------

Other assets                                                           14,831          10,604
                                                                  -----------     -----------
                                                                  $ 2,369,717       1,286,488
                                                                  ===========     ===========

                        Liabilities and Stockholders' Equity
                        ------------------------------------

Current liabilities:
     Bank overdraft                                               $    43,742          29,259
     Accounts payable                                                 877,062         405,556
     Current portion of long-term debt (note 3)                        20,249         233,610
     Accrued liabilities                                               56,224          53,388
                                                                  -----------     -----------
                Total current liabilities                             997,277         721,813

Long-term debt, less current portion (note 3)                          28,142          50,529
                                                                  -----------     -----------
                Total liabilities                                   1,025,419         772,342
                                                                  -----------     -----------

Stockholders' equity:
     Common stock, $1.00 par value; 150,000 shares authorized,
        39,050 shares issued                                           39,050          39,050
     Additional paid-in capital                                        12,000          12,000
     Retained earnings                                              1,301,248         471,096
                                                                  -----------     -----------
                                                                    1,352,298         522,146
     Treasury stock at cost, 8,000 shares                              (8,000)         (8,000)
                                                                  -----------     -----------
                Total stockholders' equity                          1,344,298         514,146
                                                                  -----------     -----------
                                                                  $ 2,369,717       1,286,488
                                                                  ===========     ===========

See accompanying notes to combined financial statements.



                      STATSCRIPT MANAGEMENT SERVICES, INC.

                         COMBINED STATEMENTS OF EARNINGS

                     YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                           1995            1994
                                                           ----            ----
Net sales                                             $ 9,851,067       5,692,622
Cost of sales                                           6,438,392       3,529,712
                                                      -----------     -----------
                Gross profit                            3,412,675       2,162,910
                                                      -----------     -----------

Operating costs and expenses:
     General and administrative                         2,163,462       1,821,576
     Depreciation                                          50,818          55,797
                                                      -----------     -----------
                Total operating costs and expenses      2,214,280       1,877,373
                                                      -----------     -----------

                Operating income                        1,198,395         285,537
                                                      -----------     -----------

Other income (expense):
     Other income                                          15,130          15,114
     Interest expense                                     (18,281)        (11,437)
                                                      -----------     -----------
                Total other income (expense)               (3,151)          3,677
                                                      -----------     -----------

                Net earnings                          $ 1,195,244         289,214
                                                      ===========     ===========

See accompanying notes to combined financial statements.



                      STATSCRIPT MANAGEMENT SERVICES, INC.

                   COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY

                     YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                 Additional
                                    Common         paid-in      Retained      Treasury
                                     stock         capital      earnings        stock          Total
                                  ----------     ----------     --------      --------       ---------
Balance at December 31, 1993      $   38,550        12,000       322,263           --          372,813

Net earnings                            --            --         289,214           --          289,214

Distributions to stockholders           --            --        (140,381)          --         (140,381)

Purchase of 8,000 shares of
     common stock for treasury          --            --            --           (8,000)        (8,000)

Issuance of 500 shares of
     common stock                        500          --            --             --              500
                                  ----------    ----------    ----------     ----------     ----------

Balance at December 31, 1994          39,050        12,000       471,096         (8,000)       514,146

Net earnings                            --            --       1,195,244           --        1,195,244

Distributions to stockholders           --            --        (365,092)          --         (365,092)
                                  ----------    ----------    ----------     ----------     ----------

Balance at December 31, 1995      $   39,050        12,000     1,301,248         (8,000)     1,344,298
                                  ==========    ==========    ==========     ==========     ==========

See accompanying notes to combined financial staements.



                      STATSCRIPT MANAGEMENT SERVICES, INC.

                        COMBINED STATEMENTS OF CASH FLOWS

                     YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                                          1995            1994
                                                                          ----            ----
Cash flows from operating activities:
     Net earnings                                                      $ 1,195,244         289,214
                                                                       -----------     -----------
     Adjustments to reconcile net income to net cash
        provided by operating activities:
           Depreciation                                                     50,818          55,797
           Forgiveness of advances to stockholders                          15,000            --
           Increase in assets:
               Accounts receivable                                        (809,317)       (362,885)
               Inventory                                                  (256,878)        (49,095)
               Other assets                                                 (4,227)         (8,004)
           Increase in liabilities:
               Accounts payable                                            471,506          63,492
               Accrued liabilities                                           2,836          27,026
                                                                       -----------     -----------
                Total adjustments                                         (530,262)       (273,669)
                                                                       -----------     -----------
                Net cash provided by operating activities                  664,982          15,545
                                                                       -----------     -----------

Cash flows used for investing activities - purchase of equipment           (25,447)        (61,882)
                                                                       -----------     -----------

Cash flows from financing activities:
     Bank overdrafts                                                        14,483          29,259
     Proceeds from long-term debt                                             --           228,671
     Repayments of long-term debt                                         (235,748)        (43,670)
     Issuance of common stock                                                 --               500
     Purchase of treasury stock                                               --            (8,000)
     Advances to stockholders                                              (44,798)        (13,000)
     Repayment of advances to stockholders                                  13,000            --
     Distributions to stockholders                                        (365,092)       (140,381)
                                                                       -----------     -----------
                Net cash provided by (used in) financing activities       (618,155)         53,379
                                                                       -----------     -----------

                Net increase in cash                                        21,380           7,042

Cash at beginning of period                                                  8,512           1,470
                                                                       -----------     -----------
Cash at end of period                                                  $    29,892           8,512
                                                                       ===========     ===========

Cash paid during the year for interest                                 $    20,253           9,511
                                                                       ===========     ===========

See accompanying notes to combined financial statements.



                      STATSCRIPT MANAGEMENT SERVICES, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Description of Business

         Statscript Management Services, Inc. (Statscript or the Company) operates eight pharmacies throughout the United States, serving primarily HIV positive patients. Statscript and the Kansas City, Oaklawn (Dallas), Mesa, Houston, Ft. Lauderdale and Preston pharmacies are Subchapter S Corporations. The Chicago pharmacy and the North Avenue pharmacy (Chicago) are Limited Liability Corporations (LLC's). One stockholder owns 100% of the Subchapter S Corporation pharmacies with the exception of the Kansas City pharmacy, of which he owns 77%. This shareholder and his spouse also own 100% of the LLC's. These corporations are collectively referred to as the Company.

         The combined financial statements include the accounts of the Company and the eight pharmacies. All intercompany balances have been eliminated on the combined statements.

         Inventories

         Inventories consist of pharmaceutical products and are valued at the lower of cost (first-in, first-out) or market (net realizable value).

         Property, Plant and Equipment

         Property, plant and equipment additions are recorded at cost.
                  Depreciation expense is computed using accelerated methods over the useful lives of the assets as follows:

                        Fixed and moveable equipment              5 years
                        Furniture and fixtures                5 - 7 years

         Net Patient Service Revenue

         Net patient service revenue is reported at the estimated net realizable amounts from patients, third-party payors and others for services rendered.

         Income Taxes

         The Company has elected under both federal and state income tax laws to be taxed as a Subchapter S Corporation or as an LLC. Under these elections, the Company makes no provision for income taxes as the taxable income of the Company is reported by the stockholders on their individual income tax returns.



                      STATSCRIPT MANAGEMENT SERVICES, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS


         Use of Estimates

         The preparation of combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 (2)     NET PATIENT SERVICE REVENUE

         The Company sells pharmaceutical products to patients from its eight pharmacies in Florida, Missouri, Illinois, Texas and Arizona. The Company requires customers to have either insurance coverage or pay cash and extends credit to customers for amounts not covered by third-party payors.

         The Company serves certain patients whose medical care costs are paid under government or privately-sponsored contractual programs. These programs are principally medical insurance companies. A small percentage of the Company's business is with Medicaid and other federal programs.

 (3)     LONG-TERM DEBT

         Long-term debt consists of the following at December 31, 1995 and 1994:


                                                                                 1995        1994
                                                                                 ----        ----
          Line of credit, prime rate plus 1% (9 1/2% at December 31,
               1994), payable on demand, secured by all assets of the
               Company                                                         $   --      206,000
          Notes payable with interest rates ranging from 6.5% to 7.24%, payable in monthly payments through November 1998,
               secured with automobiles with a carrying value of $47,090        48,391      78,139
                                                                               -------    --------
                                                                                48,391     284,139

          Less current portion                                                  20,249     233,610
                                                                               -------    --------
                          Total long-term debt, excluding current portion      $28,142    $ 50,529
                                                                               =======    ========


         At December 31, 1995, aggregate annual maturities of long-term debt are as follows:

                                 1996          $ 20,249
                                 1997            16,850
                                 1998            11,292
                                               --------
                                               $ 48,391
                                               ========

         At December 31, 1995, the Company had available borrowings under a bank line of credit totaling $500,000 at prime of 8 1/2%.



                      STATSCRIPT MANAGEMENT SERVICES, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS


         Fair value for the long-term debt was not materially different from carrying value at December 31, 1995 based on borrowing rates assumed to be available to the Company for similar terms and maturities.

 (4)     RELATED PARTY TRANSACTIONS

         In August 1993, the Company advanced $15,000 to a stockholder. The advance was forgiven by the Company in 1995.

         In December 1994, the Company advanced $13,000 to the majority stockholder of the Company. The advance was repaid to the Company in January 1995.

         During 1995, the Company advanced $44,798 to a related entity of which the Company's majority stockholder is the sole member.

 (5)     EMPLOYEE BENEFIT PLANS

         The Company's 401(k) Profit Sharing Plan includes substantially all officers and employees. The Company matches employee contributions to a maximum of 4% of the employee's eligible earnings. Employees may contribute up to 9% of their eligible earnings.

         The Company was required to make contributions of $13,963 and $6,920 in 1995 and 1994, respectively, to satisfy minimum funding requirements for certain non-stockholder employees. Statscript has accrued for this contribution at December 31, 1995.

         Company contributions to the employee benefit plan amounted to $43,142 and $31,277 in 1995 and 1994, respectively.

 (6)     COMMITMENTS

         The Company leases its office space, store locations and computer equipment under agreements which are considered operating leases. Rent expense charged to operations in 1995 and 1994 amounted to $243,436 and $285,759, respectively.

         A summary of noncancelable long-term lease commitments follows. It is expected in the ordinary course of business that leases will be renewed or replaced as they expire.

                                 1996          $ 215,000
                                 1997            149,000
                                 1998             67,000
                                 1999             27,000
                                               =========



                      StatScript Management Services, Inc.

                         Condensed Statements of Income

                                   (Unaudited)


                                             FOR THE SIX MONTHS ENDED
                                           JUNE 28, 1996   JUNE 30, 1995
                                           -------------   -------------

Revenues                                     $7,397,110      $4,450,413
Cost of sales                                 5,275,434       2,875,046
                                             ----------      ----------
Gross profit                                  2,121,676       1,575,367

Operating expenses:
   General and administrative                 1,161,773         829,897
   Provision for uncollectible accounts         341,868          50,581
                                             ----------      ----------
Total operating expenses                      1,503,641         880,478

                                             ----------      ----------
Net income                                   $  618,035      $  694,889
                                             ==========      ==========

SEE ACCOMPANYING NOTES.




                      StatScript Management Services, Inc.

                             Condensed Balance Sheet

                                  June 28, 1996
                                   (Unaudited)


ASSETS
Current assets:
   Cash                                                    $  258,834
   Accounts receivable (net of allowance of $342,000)       1,744,440
   Inventory                                                  452,126
                                                           ----------
Total current assets                                        2,455,400

Property and equipment, net                                    91,873

Other assets, net                                              28,636
                                                           ----------
Total assets                                               $2,575,909
                                                           ==========

LIABILITIES AND EQUITY
Current liabilities:
   Accounts payable and accrued expenses                   $1,282,073
                                                           ----------
Total current liabilities                                   1,282,073

Equity                                                      1,293,836
                                                           ----------
Total liabilities and equity                               $2,575,909
                                                           ==========

SEE ACCOMPANYING NOTES.




                      StatScript Management Services, Inc.

                     Notes to Condensed Financial Statements

                                  June 28, 1996


1. ACCOUNTING POLICIES

The unaudited condensed financial statements present the accounts of StatScript Management Services, Inc. and its respective pharmacies. In the opinion of management, all adjustments necessary for a fair presentation have been made. Operating results for interim periods are not necessarily indicative of results which may be expected for the year as a whole.

2. SUBSEQUENT EVENT

On July 1, 1996, StatScript Management Services, Inc. and its respective pharmacies were sold to Chronimed, Inc.